EXHIBIT 99.3

           INNOVATIVE VALVE TECHNOLOGIES, INC. AND ACQUIRED BUSINESSES
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                              BASIS OF PRESENTATION

     Innovative Valve Technologies, Inc. ("Invatec") was incorporated in Delaware in March 1997 to create the leading single-source provider of comprehensive maintenance, repair, replacement and value-added distribution services for industrial valves and related process-system components throughout North America. Except for its purchase of Steam Supply and Rubber Co., Inc. and three related entities (collectively, "Steam Supply") in July 1997, Invatec conducted no operations of its own prior to the closing on October 28, 1997 of
(i) its initial public offering (the "IPO") of its common stock, par value $.001 per share ("Common Stock"), (ii) its purchase of Industrial Controls & Equipment, Inc. and three related entities (collectively, "ICE/VARCO") and Southern Valve Services, Inc. and a related entity (collectively, "SSV") and
(iii) a merger (the "SSI Merger") in which The Safe Seal Company, Inc.
("SSI") became its subsidiary. Earlier in 1997, SSI had purchased Harley Industries, Inc. ("Harley"), GSV, Inc. ("GSV") and Plant Specialties, Inc. ("PSI"). SSI and its subsidiaries were affiliates of Invatec prior to the SSI Merger.

     For financial reporting purposes, SSI is presented as the "accounting acquirer" of Steam Supply, ICE/VARCO, SVS, Harley, GSV and PSI (collectively, the "Initial Acquired Businesses"), and, as used herein, the term "Company" means (i) SSI and its consolidated subsidiaries prior to October 31, 1997 and
(ii) Invatec and its consolidated subsidiaries (including SSI) on that date and thereafter.

     For accounting purposes, the effective dates of the acquisitions of the Initial Acquired Businesses in 1997 are as follows: (i) Harley -- January 31;
(ii) GSV -- February 28; (iii) PSI -- May 31, (iv) Steam Supply -- July 31, and
(v) ICE/VARCO and SVS -- October 31. Following the IPO, the Company acquired Dalco, Inc. ("Dalco") and three other additional businesses in 1997. The effective date of the acquisitions of Dalco and the three other additional businesses acquired in 1997 is November 30, 1997. In the first quarter of 1998, the Company acquired three businesses, including Cypress Industries Inc. ("Cypress") and IPS Holding, Ltd., ("IPSCO") (together with the Initial
Acquired Businesses, Dalco and the other businesses acquired during 1997, the "Acquired Businesses"). The Company accounted for the Acquired Businesses in accordance with the purchase method of accounting. The allocation of the purchase prices paid to the assets acquired and the liabilities assumed in the acquisitions of the Acquired Businesses has been recorded initially on the basis of preliminary estimates of fair value and may be revised, within one year of acquisition, as additional information concerning the valuation of those assets and liabilities becomes available. In management's opinion, the preliminary allocation of the purchase prices is not expected to differ materially from the final allocation. To date, there have not been any material changes to goodwill as a result of purchase price allocations being finalized.

     The unaudited pro forma consolidated statement of operations on page 4 presents historical information as adjusted to give effect to the following events and transactions as if they had occurred on January 1, 1997: (i) the formation and organizational financing of Invatec; (ii) the SSI Merger; (iii) the acquisitions of Acquired Businesses in 1997 and the financing of those acquisitions; (iv) reverse stock splits of the outstanding Common Stock and the SSI common stock effected in connection with the IPO; (v) the IPO and Invatec's application of its net proceeds therefrom; and (vi) the issuance of shares of Common Stock to repay indebtedness the Company owed to subsidiaries of Philip Services Corp. (collectively with its subsidiaries, "Philip"). The unaudited pro forma combined statement of operations on pages 3 and 5 condenses the unaudited pro forma consolidated statement of operations information on page 4 under the caption "The Company" and adjusts that information to give effect to the acquisitions of Acquired Businesses in 1998 (through March 31) and the financing of these acquisitions. All the pro forma statements convert the results of operations of the Acquired Businesses whose historical fiscal periods were not on a calendar-year basis and include pro forma adjustments consisting principally of the following: (i) the

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
adjustments to selling, general and administrative expenses described below;
(ii) adjustments for pro forma goodwill amortization using a 40-year estimated life; (iii) eliminations of historical interest expense resulting from the application of proceeds from the IPO and the use of Common Stock to retire outstanding indebtedness; and (iv) adjustments to federal and state income tax provisions.

     The unaudited pro forma combined statements of operations include preliminary pro forma adjustments to selling, general and administrative expenses to reflect: (i) salary differentials associated with certain owners and managers of the Acquired Businesses; (ii) the elimination of certain excess administrative support service fees charged by ICE/VARCO's former parent company: and (iii) the reversal of the special non-cash, non-recurring compensation expense attributable to certain stock awards made by SSI and certain sales of Common Stock and issuances of options to purchase Common Stock by Invatec.

     The integration of the Acquired Businesses may present opportunities to reduce other costs through the elimination of duplicative functions and operating locations and the development of economies of scale, particularly as a result of the Company's ability to (i) consolidate insurance programs, (ii) borrow at lower interest rates than the Acquired Businesses, (iii) obtain greater discounts from suppliers and (iv) generate savings in other general and administrative areas. The Company cannot currently quantify these anticipated savings and expects these savings will be partially offset by incremental costs that the Company expects to incur, but also cannot currently quantify accurately. These costs include those associated with corporate management and administration, being a public company, systems integration and facilities expansions and consolidations. The unaudited pro forma financial information herein reflects neither unquantifiable expected savings nor unquantifiable expected incremental costs.

     The pro forma adjustments are based on preliminary estimates, available information and certain assumptions that management deems appropriate.

          INNOVATIVE VALVE TECHNOLOGIES, INC. AND ACQUIRED BUSINESSES
                (FOR BUSINESSES ACQUIRED THROUGH MARCH 31, 1998)
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                          THE
                                        COMPANY
                                          PRO                                 OTHER         PRO FORMA       PRO FORMA
                                         FORMA      CYPRESS      IPSCO     ACQUISITION     ADJUSTMENTS       COMBINED
                                        --------    --------    -------    ------------    -----------      ----------
REVENUES.............................   $116,670    $ 20,061    $22,895       $2,633         $--             $162,259
COST OF OPERATIONS...................     79,790      14,791     14,100        1,696          --              110,377
                                        --------    --------    -------    ------------    -----------      ----------
     Gross profit....................     36,880       5,270      8,795          937          --               51,882
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES............     30,434       4,440      7,119          856          (1,034)(aa)      42,520
                                                                                                 705(bb)
                                        --------    --------    -------    ------------    -----------      ----------
     Income from operations..........      6,446         830      1,676           81             329            9,362
OTHER INCOME (EXPENSE):
     Interest, net...................     (1,383)       (475)      (397)           9          (1,385)(cc)      (3,631)
     Other...........................        (20)          6        161            8          --                  155
                                        --------    --------    -------    ------------    -----------      ----------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES AND MINORITY
  INTEREST...........................      5,043         361      1,440           98          (1,056)           5,886
PROVISION FOR INCOME TAXES...........      2,168          15        590           27            (269) (dd)      2,531
                                        --------    --------    -------    ------------    -----------      ----------
INCOME FROM CONTINUING OPERATIONS
  BEFORE MINORITY INTEREST...........      2,875         346        850           71            (787)           3,355
                                        --------    --------    -------    ------------    -----------      ----------
MINORITY INTEREST....................      --          --            94       --                 (94)(ee)      --
                                        --------    --------    -------    ------------    -----------      ----------
NET INCOME...........................   $  2,875    $    346    $   756       $   71         $  (693)        $  3,355
                                        ========    ========    =======    ============    ===========      ==========
PRO FORMA INCOME PER SHARE FROM
  CONTINUING OPERATIONS -- BASIC.....                                                                        $   0.39
                                                                                                            ==========
PRO FORMA INCOME PER SHARE
  FROM CONTINUING
  OPERATIONS -- DILUTED..............                                                                        $   0.38
                                                                                                            ==========
SHARES USED IN COMPUTING
  PRO FORMA INCOME PER
  SHARE FROM CONTINUING
  OPERATIONS -- BASIC................                                                                           8,702(ff)
                                                                                                            ==========
SHARES USED IN COMPUTING
  PRO FORMA INCOME PER
  SHARE FROM CONTINUING
  OPERATONS -- DILUTED...............                                                                           8,851(ff)
                                                                                                                ==========

  See accompanying notes to unaudited pro forma combined financial statements.

             INNOVATIVE VALVE TECHNOLOGIES, INC. AND ACQUIRED BUSINESSES
              (FOR BUSINESSES ACQUIRED THROUGH DECEMBER 31, 1997)
               UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                                 ICE/VARCO
                                                                                       PLANT          STEAM        JANUARY
                                           THE          HARLEY           GSV        SPECIALTIES      SUPPLY          1 -
                                         COMPANY      JANUARY 1 -    JANUARY 1 -    JANUARY 1 -    JANUARY 1 -     OCTOBER
                                        HISTORICAL    JANUARY 31     FEBRUARY 28      MAY 31         JULY 31         31
                                        ----------    -----------    -----------    -----------    -----------    ---------
REVENUES.............................    $ 58,621       $ 1,853        $ 1,637        $ 5,087        $ 9,592       $12,446
COST OF OPERATIONS...................      39,821         1,338          1,258          3,061          6,671         9,227
                                        ----------    -----------    -----------    -----------    -----------    ---------
    Gross profit.....................      18,800           515            379          2,026          2,921         3,219
SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES...........................      16,805           640            243          1,203          2,782         2,811
SPECIAL COMPENSATION EXPENSE.........       7,613        --             --             --             --             --
                                        ----------    -----------    -----------    -----------    -----------    ---------
    Income (loss) from operations....      (5,618)         (125)           136            823            139           408
OTHER INCOME (EXPENSE):
    Interest, net....................      (2,901)          (52)           (17)          (110)          (223)           (3)
    Other............................          (3)       --                 (3)            12              9            16
                                        ----------    -----------    -----------    -----------    -----------    ---------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS BEFORE INCOME TAXES.....      (8,522)         (177)           116            725            (75)          421
PROVISION (BENEFIT) FOR INCOME
  TAXES..............................      (1,022)          (69)        --                272            (29)        --
                                        ----------    -----------    -----------    -----------    -----------    ---------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS.........................    $ (7,500)      $  (108)       $   116        $   453        $   (46)      $   421
                                        ==========    ===========    ===========    ===========    ===========    =========
                                           SVS           DALCO           OTHER                           THE
                                       JANUARY 1 -    JANUARY 1 -     SUBSEQUENT       PRO FORMA       COMPANY
                                       OCTOBER 31     NOVEMBER 30    ACQUISITIONS     ADJUSTMENTS     PRO FORMA
                                       -----------    -----------    -------------    -----------     ----------
REVENUES.............................    $ 3,545        $ 8,830         $15,059         $--            $116,670
COST OF OPERATIONS...................      2,458          6,327           9,629          --              79,790
                                       -----------    -----------    -------------    -----------     ----------
    Gross profit.....................      1,087          2,503           5,430          --              36,880
SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES...........................        826          1,713           4,256          (1,239)(gg)     30,434
                                                                                            724(hh)
                                                                                           (330)(ii)
SPECIAL COMPENSATION EXPENSE.........     --             --              --              (7,613)(jj)     --
                                       -----------    -----------    -------------    -----------     ----------
    Income (loss) from operations....        261            790           1,174           8,458           6,446
OTHER INCOME (EXPENSE):
    Interest, net....................       (135)            12            (206)          2,252(kk)      (1,383)
    Other............................     --                (30)            (21)         --                 (20)
                                       -----------    -----------    -------------    -----------     ----------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS BEFORE INCOME TAXES.....        126            772             947          10,710           5,043
PROVISION (BENEFIT) FOR INCOME
  TAXES..............................         54             46             356           2,560(ll)       2,168
                                       -----------    -----------    -------------    -----------     ----------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS.........................    $    72        $   726         $   591         $ 8,150        $  2,875
                                       ===========    ===========    =============    ===========     ==========

   See accompanying notes to unaudited pro forma combined financial statements.

          INNOVATIVE VALVE TECHNOLOGIES, INC. AND ACQUIRED BUSINESSES
                (FOR BUSINESSES ACQUIRED THROUGH MARCH 31, 1998)
             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                        CYPRESS            IPSCO
                                       THE COMPANY    JANUARY 1 -       JANUARY 1 -      OTHER        PRO FORMA       PRO FORMA
                                        HISTORICAL    FEBRUARY 28       FEBRUARY 28   ACQUISITIONS   ADJUSTMENTS       COMBINED
                                       ------------   ------------   ---------------  ------------   ------------     ----------
REVENUES.............................    $ 33,504        $1,721           $ 3,898         $192          $--            $ 39,315
COST OF OPERATIONS...................      22,548         1,294             2,393          108          --               26,343
                                       ------------   ------------        -------     ------------   ------------     ----------
    Gross Profit.....................      10,956           427             1,505           84          --               12,972
SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES...........................       8,059           613             1,215           91            (180)(aa)       9,899
                                                                                                           101(bb)
                                       ------------   ------------        -------     ------------   ------------     ----------
    Income from operations...........       2,897          (186)              290           (7)             79            3,073
OTHER INCOME (EXPENSE):
    Interest, net....................        (709)          (56)              (69)       --               (274)(cc)      (1,108)
    Other............................          13            44                12        --             --                   69
                                       ------------   ------------        -------     ------------   ------------     ----------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES AND MINORITY
  INTEREST...........................       2,201          (198)              233           (7)           (195)           2,034
PROVISION FOR INCOME TAXES...........         946        --                    95        --               (167)(dd)         874
                                       ------------   ------------        -------     ------------   ------------     ----------
INCOME FROM CONTINUING OPERATIONS
  BEFORE MINORITY INTEREST...........       1,255          (198)              138           (7)            (28)           1,160
                                       ------------   ------------        -------     ------------   ------------     ----------
MINORITY INTEREST....................      --            --                    15        --                (15)(ee)      --
                                       ------------   ------------        -------     ------------   ------------     ----------
NET INCOME (LOSS)....................    $  1,255        $ (198)          $   123         $ (7)         $  (13)        $  1,160
                                       ============   ============        =======     ============   ============     ==========
PRO FORMA INCOME PER SHARE FROM
  CONTINUING OPERATIONS--BASIC.......                                                                                  $   0.13
                                                                                                                      ==========
PRO FORMA INCOME PER SHARE FROM
  CONTINUING OPERATIONS--DILUTED.....                                                                                  $   0.13
                                                                                                                      ==========
SHARES USED IN COMPUTING PRO FORMA
  INCOME PER SHARE FROM CONTINUING
  OPERATIONS--BASIC..................                                                                                     8,702(ff)
                                                                                                                      ==========
SHARES USED IN COMPUTING PRO FORMA
  INCOME PER SHARE FROM CONTINUING
  OPERATIONS--DILUTED................                                                                                     8,994(ff)
                                                                                                                      ==========


  See accompanying notes to unaudited pro forma combined financial statements.

          INNOVATIVE VALVE TECHNOLOGIES, INC. AND ACQUIRED BUSINESSES NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

1.  UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS ADJUSTMENTS:

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS (FOR BUSINESSES ACQUIRED THROUGH MARCH 31, 1998)

     (aa) Adjusts selling, general and administrative expenses to reflect the decrease in salaries and benefits associated with certain owners and managers of the Acquired Businesses who either were not employed by the Company after the acquisition of their Acquired Businesses and will not be replaced or agreed prospectively to the decrease prior to acquisition of their Acquired Businesses.

     (bb)  Records pro forma goodwill amortization expense over 40 years.

     (cc) Records the adjustment to interest expense resulting from borrowings under the Credit Facility and pro forma adjustments to debt.

     (dd) Records the incremental provision for income taxes as if all Acquired Businesses had been subject to federal and state income taxes during the period presented, using an effective tax rate of 43%. In its assumption of the effective tax rate, management has not considered the utilization of net operation losses or other tax attributes previously generated by or existing at certain of the Acquired Businesses.

     (ee) Records the elimination of minority interest in one of the Acquired Businesses.

     (ff) Pro forma weighted average shares outstanding are computed as follows (in thousands):

                                         1997       1998
                                       ---------  ---------
Assumed shares outstanding at January
1....................................      8,702      8,702
Dilutive effect of stock options, net
  of assumed repurchases of common
  shares.............................        149        292
                                       ---------  ---------
Shares used in computing pro forma
  income per share from continuing
  operations -- diluted..............      8,851      8,994
                                       =========  =========


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (FOR BUSINESSES ACQUIRED THROUGH
  DECEMBER 31, 1997)

     (gg) Adjusts selling, general and administrative expenses to reflect (i) the decrease in salaries and benefits associated with certain owners of the Acquired Businesses who either were not employed by the Company after the acquisition of their Acquired Businesses and will not be replaced or agreed to prospectively to the decrease prior to acquisition of their Acquired Businesses, and (ii) the elimination of certain excess administrative support service fees charged by ICE/VARCO's former parent.

     (hh)  Records pro forma goodwill amortization expense over 40 years.

     (ii)  Records the elimination of non-recurring IPO bonuses.

     (jj) Records the elimination of non-cash, non-recurring special compensation expense of $7.6 million attributable to certain awards of stock, stock options and certain stock sales.

     (kk)  Records the pro forma adjustment to interest expense resulting from
(i) the application of the net proceeds of the IPO, (ii) borrowings under the Credit Facility and, (iii) the elimination of certain financing fees paid to Philip.

     (ll) Records the incremental provision for income taxes as if all Acquired Businesses had been subject to federal and state income taxes during the period presented, using an effective tax rate of 43%. In its assumption of the effective tax rate, management has not considered the utilization of net operation losses or other tax attributes previously generated by or existing at certain of the Acquired Businesses.